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                                  EXHIBIT 21
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                                  EXHIBIT 21
                        SUBSIDIARIES OF THE REGISTRANT


Subsidiary                    Percentage Owned  State of Incorporation
----------                    ----------------  ----------------------

GrandBank, formerly FWB Bank        100%             Maryland